                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/X/      Preliminary Proxy Statement
/ /      Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/ /      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      PIMCO Funds:  Multi-Manager Series
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


               ------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/      No fee required
/ /      Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
-----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
-----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
-----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
-----------------------------------------------------------------
         (5)  Total fee paid:
-----------------------------------------------------------------
/ /      Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

[PIMCO]

                              PIMCO ADVISORS L.P.
                            800 NEWPORT CENTER DRIVE
                       NEWPORT BEACH, CALIFORNIA   92660

                                     [DATE]

Dear International Fund Shareholder:

     On behalf of the Board of Trustees of PIMCO Funds: Multi-Manager Series (the "Trust"), we are pleased to invite you to a special meeting of the shareholders of the PIMCO International Fund to be held at 10:00 a.m., Eastern time, on Friday, February 26, 1999, at 2187 Atlantic Street, Stamford, Connecticut 06902.

     As discussed in the enclosed proxy statement, PIMCO Advisors L.P. ("PIMCO Advisors") has agreed to sell Blairlogie Capital Management ("Blairlogie") to affiliates of Alleghany Asset Management, Inc. At the meeting, you will be asked to approve a new Portfolio Management Agreement relating to the Fund among the Trust, PIMCO Advisors and Blairlogie. This new Portfolio Management Agreement provides that, following this transaction, Blairlogie will continue to provide portfolio management services to the Fund on the same terms and with the same compensation structure under which it currently operates.

     In addition, you will be asked to approve a proposal allowing PIMCO Advisors to change the Fund's portfolio manager without shareholder approval. If approved, this proposal will allow PIMCO Advisors to change the Fund's portfolio manager without the expense and delay of convening a shareholder meeting.

YOUR VOTE IS IMPORTANT

     After reviewing these proposals, your Board of Trustees unanimously agreed that they are in the best interests of the Fund's shareholders and voted to approve them, as more fully described in the accompanying proxy statement. Now it is your turn to review the proposals and vote. For more information about the issues requiring your vote, please refer to the accompanying proxy statement.

     No matter how many shares you own, your timely vote is important. If you are not able to attend the meeting, then please complete, sign, date and mail the enclosed proxy promptly in order to avoid the expense of additional mailings or having our proxy solicitor, Shareholder Communications Corporation, telephone you.

     Thank you in advance for your participation in this important event.


                                    Sincerely,



                                    Stephen J. Treadway
                                    Executive Vice President

                      PIMCO FUNDS:  MULTI-MANAGER SERIES
                           PIMCO INTERNATIONAL FUND
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                        , 1998
                                 ---------------------

To the Shareholders of the PIMCO International Fund:

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the PIMCO International Fund (the "Fund"), a series of PIMCO
Funds: Multi-Manager Series (the "Trust"), will be held at 10:00 a.m., Eastern time, on Friday, February 26, 1999, at 2187 Atlantic Street, Stamford, Connecticut 06902, for the following purposes:

          1. To approve or disapprove a new Portfolio Management Agreement relating to the Fund by and among the Trust, on behalf of the Fund, PIMCO Advisors L.P. (the "Adviser") and Blairlogie Capital Management, as discussed in Part II of the Proxy Statement.

          2. To approve or disapprove a proposal with respect to the future operations of the Fund whereby the Fund may, from time to time, to the extent permitted by any exemption or exemptions granted by the Securities and Exchange Commission, permit the Adviser to enter into new or amended portfolio management agreements with sub-adviser(s) with respect to the Fund without obtaining shareholder approval of such agreement(s), and to permit such sub-advisers to manage the assets of the Fund pursuant to such portfolio management agreement(s), as discussed in Part III of the Proxy Statement.

          3. To consider and act upon any other matters which may properly come before the Meeting or any adjournment thereof.

     Shareholders of record at the close of business on December 30, 1998 are entitled to notice of, and to vote at, the Meeting.

                              By order of the Board of Trustees,

                              Newton B. Schott, Jr., Secretary

[DATE]


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
--------------------------------------------------------------------------------


         PLEASE RESPOND -- YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU
          PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE
        THE ENCLOSED PROXY AND MAIL IT IN THE ENCLOSED POSTAGE PREPAID
           ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

                      PIMCO FUNDS:  MULTI-MANAGER SERIES

                           PIMCO INTERNATIONAL FUND

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Trustees") of PIMCO Funds:
Multi-Manager Series (the "Trust") for use at the Special Meeting of Shareholders (the "Meeting") of the PIMCO International Fund (the "Fund"), a series of the Trust, to be held at 10:00 a.m., Eastern time, on Friday, February 26, 1999, at 2187 Atlantic Street, Stamford, Connecticut 06902, and at any adjournment or adjournments thereof. This Proxy Statement and its enclosures are being mailed to shareholders beginning on or about _________________, 1998. A copy of the Annual Reports of the Trust (relating to Class A, B and C shares of the Trust and to Administrative and Institutional Class shares of the Trust) for the fiscal year ended June 30, 1998 may be obtained without charge by writing to PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902, or by calling 1-800-426-0107.

I.   GENERAL

     All shareholders of record of the Fund as of the close of business on December 30, 1998, the record date for determining shareholders entitled to vote at the Meeting (the "Record Date"), are entitled to one vote for each share of beneficial interest of the Fund held as of that date, and each fractional share shall be entitled to a proportional fractional vote. The number of shares of beneficial interest of the Fund issued and outstanding as of the Record Date was
_________________.

     Timely, properly executed proxies will be voted as you instruct. IF NO SPECIFICATION IS MADE WITH RESPECT TO A PROPOSAL, SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE TRUSTEES. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting, requesting the return of any previously delivered proxy and voting in person.

     Solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of the Trust and officers and employees of PIMCO Advisors L.P. (the "Adviser"), its affiliates and other representatives of the Trust. The Trust has retained Shareholder Communications Corporation ("SCC"), 40 Exchange Place, New York, NY 10005, to aid in the solicitation of proxies. The costs of retaining SCC and other expenses incurred in connection with the solicitation of proxies, and the costs of holding the Meeting, will not be borne by the Fund, but will be divided equally between Alleghany Asset Management, Inc. and the Adviser.

II.  RENEWAL OF PORTFOLIO MANAGEMENT ARRANGEMENTS WITH BLAIRLOGIE

DESCRIPTION OF THE TRANSACTION

     PIMCO Advisors L.P. has entered into a Purchase and Sale Agreement dated October 24, 1998 (as amended, the "Purchase Agreement") by and among the Adviser, certain of the Adviser's affiliates (together with the Adviser, the "Sellers"), Blairlogie International LLC ("Blairlogie International") and certain other parties, pursuant to which the Sellers will sell their direct and indirect ownership interests in Blairlogie Capital Management ("Blairlogie") to Blairlogie International and its subsidiary (together, the "Buyer"). Blairlogie International is a wholly owned subsidiary of Alleghany Asset Management, Inc.

     The Sellers currently own a 75% general partner interest in Blairlogie (the "Sellers' Interest"). At the closing of the transactions contemplated by the Purchase Agreement (the "Transaction"), the Sellers will transfer the Sellers' Interest to Buyer. The aggregate consideration to be paid by Buyer to the Sellers is expected to be approximately $6.6 million, subject to certain adjustments.

     The Transaction is being treated for purposes of the Investment Company Act of 1940 (the "1940 Act") as a change in control of Blairlogie. The 1940 Act provides that such a change in control constitutes an "assignment" of the Current Portfolio Management Agreement (as defined below) under which Blairlogie provides advisory services to the Fund. Such an "assignment" would result in the automatic termination of the Current Portfolio Management Agreement at the Closing Date.

     This Proxy Statement seeks shareholder approval of the New Portfolio Management Agreement (as defined below) between the Fund and Blairlogie, to be effective as of the closing of the Transaction. The New Portfolio Management Agreement would be, in substance, identical to the Current Portfolio Management Agreement. The effect of Proposal 1 is to permit the Fund to continue to operate, following the Transaction, under investment management arrangements substantially identical to those in effect immediately before the Transaction.

EFFECTS OF THE TRANSACTION

     Blairlogie has informed the Trust that it contemplates no material changes in the investment philosophy, policies, or strategies of the Fund. Blairlogie will continue to operate from offices in Edinburgh, Scotland, with the same personnel providing services to the Fund as before the Closing Date. In particular, the same persons who are presently responsible at Blairlogie for securities analysis and selection and the management of the Fund's portfolio are expected to perform similar functions following the Closing Date. The Purchase Agreement requires that certain key personnel of Blairlogie enter into employment agreements (which will include non-competition and/or non-solicitation and other customary provisions) with Blairlogie, providing assurance that investment continuity will be maintained.

     Each of the Adviser and Buyer has informed the Trust that it will use all commercially reasonable efforts to assure compliance with the conditions of
Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser to an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change in control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company).

     The second condition of Section 15(f) is that, during the three-year period immediately following the change of control, at least 75% of an investment company's board of trustees must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act.

     The completion of the Transaction is contingent upon obtaining the consent of Blairlogie clients representing a significant portion of the assets currently under the management of Blairlogie. Other conditions precedent to the closing of the Transaction include, among other things, that all regulatory filings, applications, notifications and consents have been duly and properly made or obtained. If the conditions to the Transaction are not met and the Transaction is therefore not consummated, the Current Portfolio Management Agreement will remain in effect. In the event the New Portfolio Management Agreement is not approved by the Fund's stockholders and the Transaction is completed, the Board will consider appropriate action.

     The Trustees have approved, and recommend that the shareholders of the Fund approve, the New Portfolio Management Agreement for the Fund (Proposal 1).

DESCRIPTION OF NEW PORTFOLIO MANAGEMENT AGREEMENT

     Pursuant to an Amended and Restated Portfolio Management Agreement between the Adviser and Blairlogie dated January 14, 1997 (the "Current Portfolio Management Agreement"), the Adviser has delegated to Blairlogie its responsibility to provide portfolio management services to the Fund. Blairlogie's address is 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland. Blairlogie has acted as sub-adviser to the Fund since November 15, 1994. The Fund's shareholders last approved the Current Portfolio Management Agreement at a meeting held on January 17, 1997. The Current Portfolio Management Agreement was submitted for shareholder approval at such time in connection with the reorganization of the Fund, formerly a series of PIMCO Advisors Funds, into a newly created series of the Trust.

     The terms and provisions of the portfolio management agreement with respect to the Fund that will be entered into between the Adviser and Blairlogie on or about the closing of the Transaction (the "New Portfolio Management Agreement") are substantially identical to those of the Current Portfolio Management Agreement. The following discussion of the New Portfolio Management Agreement is qualified in its entirety by reference to the copy of the New Portoflio Management Agreement attached to this Proxy Statement as Exhibit A.

     The New Portfolio Management Agreement provides that, subject to the general supervision of the Trustees and the Adviser, Blairlogie shall provide a continuous investment program for the Fund and determine the composition of the assets of the Fund, including the determination of the purchase, retention or sale of securities, cash and other investments for the Fund. Blairlogie provides such services in accordance with the Fund's investment objective, investment policies, and investment restrictions as stated in the Trust's registration statement filed with the Securities and Exchange Commission (the "SEC"), as supplemented and amended from time to time.

     The New Portfolio Management Agreement provides that it will, unless sooner terminated in accordance with the Amended and Restated Advisory Agreement between the Adviser and the Trust dated November 15, 1994 (the "Advisory Agreement"), continue in effect for a period of two years from its effective date and thereafter on an annual basis, provided such continuance is approved at least annually by the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, the Adviser or the Fund's sub-adviser (the "Independent Trustees") and either (a) by the vote of a majority of the Board of Trustees of the Trust or (b) by the vote of a majority of the outstanding voting securities of the Fund. The New Portfolio Management Agreement provides that it may not be materially amended without a majority vote of the outstanding voting securities of the Fund and that it terminates automatically in the event of its assignment (as defined by the 1940 Act).

     The New Portfolio Management Agreement may be terminated at any time, without the payment of any penalty, by (a) the Trust by vote of a majority of the Board of Trustees, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to Blairlogie or (b) by the Adviser upon 60 days' written notice to Blairlogie. The Current Portfolio Management Agreement may be terminated by Blairlogie upon 60 days' written notice to the Trust.

     The New Portfolio Management Agreement provides that, except as required by applicable law, Blairlogie and its affiliates and controlling persons shall not be liable for any act or omission or mistake in judgment connected with or arising out of any services rendered under the agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement. In addition, the new Portfolio Management Agreement provides that each of the Adviser and Blairlogie shall indemnify the other party and its affiliates and controlling persons for liability incurred by such party arising out of the indemnifying party's responsibilities to the Trust based on (a) the misfeasance, malfeasance or nonfeasance of the indemnifying party or its employees, representatives, affiliates or persons acting on its behalf or (b) material inaccuracies or omissions in the Trust's registration statement made in reliance on information furnished by the indemnifying party.

     Under the New Portfolio Management Agreement, a monthly sub-advisory fee based on the average daily net assets of the Fund is payable by the Adviser to Blairlogie, as compensation for all services rendered, facilities furnished and expenses borne by Blairlogie, at the annual rate of .40%. The Fund does not pay any direct compensation to Blairlogie. The Adviser has informed the Trustees that, for the fiscal year ended June 30, 1998, the aggregate sub-advisory fee paid by the Adviser to Blairlogie under the Current Portfolio Management Agreement was $671,040.

APPROVAL OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT BY THE TRUSTEES OF THE TRUST

     Based on a review of the investment approach and investment practices used by Blairlogie in managing the Fund's portfolios, the Fund's performance record under Blairlogie's management and the benefits of continuity of management, the Adviser recommended and the Trustees determined that it would be appropriate for Blairlogie to remain responsible for the day-to-day management of the Fund's portfolio following the Transaction. Thus, on December 10, 1998, the Trustees approved the New Portfolio Management Agreement.

     In evaluating the New Portfolio Management Agreement, the Trustees took into account that the New Portfolio Management Agreement and the Current Portfolio Management Agreement, including their terms relating to the services to be provided by Blairlogie, are substantially identical. The Trustees also considered the terms of the Transaction and the possible effects of the Transaction on Blairlogie's ability to provide portfolio management services to the Fund. Representatives of Blairlogie and Alleghany represented to the Trustees that the Transaction would not result in any changes, other than changes in the ordinary course of business, in the management, operations, personnel or legal structure of Blairlogie, and that Blairlogie personnel who provide portfolio management services to the Fund are not expected to change as a result of the Transaction.

     After consideration of the foregoing factors and such other factors as the Trustees deemed relevant, the Trustees concluded that it was appropriate and desirable for Blairlogie to continue, after the Transaction, to act as sub-adviser to the Fund on the same terms as were in effect before the Transaction. Accordingly, the Trustees unanimously approved the New Portfolio Management Agreement and recommend its approval by the shareholders.

TRUSTEES RECOMMENDATION

     THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE NEW PORTFOLIO MANAGEMENT AGREEMENT FOR THE FUND.

     Approval requires the vote of the lesser of (1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund.

III. FUTURE PORTFOLIO MANAGEMENT AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

     The Fund proposes, to the extent permitted by any exemption or exemptions that may be granted upon application made to the SEC, to permit the Adviser to enter into new or amended portfolio management agreements with a sub-adviser(s) with respect to the Fund without obtaining shareholder approval of such portfolio management agreements, and to permit such sub-advisers to manage the assets of the Fund pursuant to such agreements. This Proposal is being submitted to the shareholders of the Fund for approval as required by the terms of an exemptive application which the Trust and the Adviser expect to file with the SEC (the "Proposed SEC Exemption Request") and will not become effective with respect to the Fund unless and until (1) the SEC has granted the relief requested in the Proposed SEC Exemption Request and (2) this Proposal has been approved by the shareholders of the Fund.

     The 1940 Act generally provides that an investment adviser or sub-adviser to a mutual fund may act as such only pursuant to a written agreement which has been approved by a vote of the fund's shareholders, as well as by a vote of a majority of the trustees of the fund who are not parties to such agreement or interested persons of any party to such agreement. The Trust and the Adviser, however, intend to file with the SEC the Proposed SEC Exemption Request. If the Proposed SEC Exemption Request is granted, the Adviser would be permitted, under specified conditions, to enter into new and amended portfolio management agreements for the management of the Fund, including agreements with new sub-advisers and agreements with existing sub-advisers if there is a material change in the terms of the portfolio management agreement or if there is an "assignment," as defined in the 1940 Act, or other event causing termination of the existing portfolio management agreement, without obtaining the approval of the Fund's shareholders of such new or amended portfolio management agreement. Such agreements must nevertheless be approved by the Trustees, in accordance with the requirements of the 1940 Act. One of the conditions of the Proposed SEC Exemption Request would be that within 90 days after entering into a new or amended sub-advisory agreement without shareholder approval, the Fund must provide to shareholders an information statement setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. Furthermore, the Fund would still require shareholder approval to amend the Advisory Agreement (including any amendment to raise the management fee rate payable under the Advisory Agreement) or to enter into a new Advisory Agreement with the Adviser or any other adviser.

     The Trust is requesting shareholder approval of this Proposal for several reasons. As described under Proposal 1, the Fund utilizes an adviser/sub-adviser management structure, whereby the Adviser, acting as the Fund's investment adviser, delegates day-to-day portfolio management responsibilities to Blairlogie as sub-adviser. Under such a structure, the Fund's sub-adviser acts in a capacity similar to a manager of a mutual fund who is employed by such mutual fund's investment adviser and who manages the portfolio under the oversight and supervision of such investment adviser. If the Fund were to change sub-advisers, the Adviser would continue in its role as adviser and would continue to exercise oversight and supervision of the Fund's investment affairs as conducted by the new sub-adviser. Changing the Fund's sub-adviser is, therefore, analogous to an investment adviser of a mutual fund replacing the employee who manages the investment portfolio of such mutual fund with a different manager, which does not require shareholder approval under the 1940 Act.

     In addition, the shareholder approval requirement under the 1940 Act may cause the Fund's shareholders to incur unnecessary expenses, such as the expenses involved in holding, and soliciting proxies for, a shareholder meeting, and could hinder the prompt implementation of sub-advisory changes that are in the best interest of the shareholders, such as prompt removal of a sub-adviser if circumstances warrant such removal. The Trustees believe that without the ability to promptly replace a sub-adviser or re-approve existing sub-advisory arrangements, as the case may be, investors' expectations may be frustrated and the Fund and its shareholders could be disadvantaged under the following circumstances: (a) where a sub-adviser has been terminated because its performance was unsatisfactory or its retention was otherwise deemed inadvisable, (b) where a sub-adviser has resigned and (c) where there has been an "assignment" (e.g., a change in control of the sub-adviser) or other event causing the termination of a the portfolio management agreement (events which, in many cases, are beyond the control of the Fund or the Trust). In such circumstances, without the ability to engage a new sub-adviser promptly, the Adviser might have to assume direct responsibility on a temporary basis for management of the assets previously assigned to a sub-adviser. For these reasons, the Trustees believe that approval of this Proposal would benefit shareholders.

     In reaching this conclusion, the Trustees weighed the costs of shareholder meetings and the possible negative impact caused by a delay in replacing a sub-advisor or re-approving existing portfolio management arrangements against the benefits of shareholder scrutiny of proposed portfolio management agreements with additional or replacement sub-advisers or amended portfolio management agreements with existing sub-advisers. To this end, the Trustees considered that, even in the absence of shareholder approval, any proposal to add or replace a sub-adviser, or to materially amend a portfolio management agreement with an existing sub-adviser, would receive careful review. First the Adviser would assess the Fund's needs and, if it believed additional or replacement sub-advisers could benefit the Fund, would review the relevant universe of available investment managers. Second, any recommendations made by the Adviser would have to be approved by a majority of the Board of Trustees, including a majority of Independent Trustees. Finally, any selections of additional or replacement investment sub-advisers or any amendment of an existing portfolio management agreement would have to comply with conditions contained in the Proposed SEC Exemption Request, assuming it is granted.

     Although the Trust currently intends to file the Proposed SEC Exemption Request, it reserves the right not to file the Proposed SEC Exemption Request if the Trustees believe such action is in the best interest of the Fund and its shareholders.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE TO APPROVE THE PROPOSED GRANT OF AUTHORITY TO PERMIT THE ADVISER TO ENTER INTO NEW OR AMENDED PORTFOLIO MANAGEMENT AGREEMENTS WITH SUB-ADVISERS WITH RESPECT TO THE FUND WITHOUT OBTAINING SHAREHOLDER APPROVAL OF SUCH AGREEMENTS, AND TO PERMIT SUCH SUB-ADVISERS TO MANAGE THE ASSETS OF THE FUND PURSUANT TO SUCH PORTFOLIO MANAGEMENT AGREEMENTS.

     The required vote for approval of the grant of authority to permit the Adviser to enter into new and amended portfolio management agreements without prior shareholder approval is the lesser of (1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the outstanding shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund.

IV.  ADDITIONAL INFORMATION

     The Trust is a diversified, open-end management investment company organized in 1990 as a business trust under the laws of Massachusetts. The Trust is a series type company with twenty-eight investment portfolios. The Fund is one of those portfolios. The address of the Trust is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.

ADVISORY AGREEMENT

     The Adviser, or a predecessor of the Adviser, has acted as the Fund's adviser since August 25, 1986, and currently acts as the Fund's adviser pursuant to the Advisory Agreement. The Fund's shareholders last approved the Advisory Agreement on January 17, 1997. The Advisory Agreement was submitted for shareholder approval at such time in connection with the reorganization of the Fund, formerly a series of PIMCO Advisors Funds, into a newly created series of the Trust.

     The Advisory Agreement requires that, subject to the general supervision of the Trustees, the Adviser, either directly or through others engaged by it, provide a continuous investment program for the Fund and determine the composition of the assets of the Fund, including the determination of the purchase, retention or sale of securities, cash and other investments for the Fund. The Adviser provides or arranges for the provision of such services in accordance with the Fund's investment objective, investment policies and investment restrictions as stated in the Trust's registration statement filed with the SEC, as supplemented or amended from time to time. The Advisory Agreement provides that the Adviser may, at its expense and subject to its supervision, engage sub-advisers to render any or all of the investment advisory services that the Adviser would be obligated to provide under the Advisory Agreement. It is pursuant to this authority that the Adviser has entered into the Current Portfolio Management Agreement with Blairlogie.

     The Advisory Agreement provides that it will, unless sooner terminated in accordance with the Advisory Agreement, continue in effect with respect to the Fund for a period of two years from its effective date and thereafter on an annual basis with respect to the Fund, provided such continuance is approved at least annually by the vote of a majority of the "Independent" (as defined by the 1940 Act) Trustees and either (a) by the vote of a majority of the Trustees, or
(b) by the vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it terminates automatically in the event of its assignment (as defined by the 1940 Act) by the Adviser. The Advisory

Agreement provides that it may not be materially amended without a majority vote of the outstanding voting securities of the Fund.

     The Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Trust by vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to the Adviser or by the Adviser at any time, without the payment of any penalty, upon 60 days' written notice to the Trust. The Advisory Agreement may also be terminated at any time, without the payment of any penalty, by vote of a majority of the Trustees who are not "interested persons" of the Trust or the Adviser.

     The Advisory Agreement provides that the Adviser shall not be subject to any liability arising out of any services rendered by it under the Advisory Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement provides that the Adviser shall pay the expenses associated with maintaining its staff and personnel and shall, at its own expense, provide all services, equipment, office space and facilities necessary to perform its obligations under the Advisory Agreement.

     Under the Advisory Agreement, a monthly advisory fee based on the average daily net assets of the Fund is payable by the Fund to the Adviser at an annual rate of .55%. For the fiscal year ended June 30, 1998, the aggregate advisory fees payable by the Fund to the Adviser under the Advisory Agreement were $922,680.

INFORMATION ABOUT THE ADVISER

     The Adviser serves as investment adviser to the series of the Trust, including the Fund, pursuant to an investment advisory agreement with the Trust. The Adviser is a Delaware limited partnership organized in 1987. The Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. Total assets under management by the Adviser and its subsidiary partnerships as of September 30, 1998 were approximately $225.9 billion. The general partners of the Adviser are PIMCO Partners, G.P. ("PGP") and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management. PGP is the sole general partner of PAH. The Adviser is governed by a Management Board, which exercises substantially all of the governance powers of the general partner and serves as the functional equivalent of a board of directors.

     The Adviser, PGP and PAH are located at 800 Newport Center Drive, Newport Beach, California 92660. William D. Cvengros is Chief Executive Officer, President and a Member of the Management Board of the Adviser, as well as a Trustee of the Trust. Mr. Cvengros' principal occupation is his position with the Adviser. His business address is at the Adviser.

INFORMATION ABOUT BLAIRLOGIE

     Blairlogie is a limited partnership formed in 1994 under the laws of Scotland, United Kingdom. The Adviser and Holdings, a wholly owned subsidiary of the Adviser, are the general partners of Blairlogie. Holdings is the Managing General Partner of Blairlogie. The principal offices of Blairlogie and Holdings are located at 125 Princes Street, 4th Floor, Edinburgh EH2, Scotland.

     Gavin R. Dobson is the Chief Executive Officer of Blairlogie. The principal occupation of Mr. Dobson is his position with Blairlogie. Mr. Dobson's business address is at Blairlogie.

     In connection with the Transaction, Mr. Dobson and James G. S. Smith, the Chief Investment Officer of Blairlogie, will enter into employment agreements with Blairlogie and will therefore receive employment compensation therefrom. By virtue of this employment compensation, each of Messrs. Dobson and Smith may be deemed to have a substantial interest in shareholder approval of Proposal 1.

OTHER FUNDS MANAGED BY BLAIRLOGIE

     The following table sets forth certain information concerning other mutual funds that have investment objectives similar to those of the International Fund, for which Blairlogie serves as investment adviser or sub-adviser:

                                                                     APPROXIMATE
                                          ANNUAL                     NET ASSETS
                                   PORTFOLIO MANAGEMENT             (IN MILLIONS)
                                FEE RATE (AS A PERCENTAGE OF           AS OF
         NAME OF FUND            AVERAGE DAILY NET ASSETS)       DECEMBER 11 , 1999
------------------------------  ----------------------------     ------------------
Gradison International Fund        .70% of all assets                    $33.2

PB Series Trust (Providian)        .65% of all assets                    $11.8

     With respect to these funds Blairlogie serves as a sub-adviser and, accordingly, the sponsoring investment adviser pays Blairlogie a sub-advisory fee at the rates shown under "Annual Portfolio Management Fee Rate."

BROKERAGE AND RESEARCH SERVICES

     Transactions on stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

     When Blairlogie places orders for the purchase and sale of portfolio securities for the Fund, it is anticipated that such transactions will be effected through a number of brokers and dealers. In so doing, Blairlogie intends to use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Blairlogie considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transactions taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, Blairlogie may receive research, statistical and quotation services from many of the broker-dealers with which the Fund's portfolio transactions are placed. These services, which in some instances could also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to Blairlogie in advising its other clients, although not all of these services are necessarily useful and of value in advising the Fund. The fees paid to Blairlogie are not reduced because Blairlogie receives such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), under both the New Portfolio Management Agreement and the Current Portfolio Management Agreement Blairlogie may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined by the 1934
Act) to Blairlogie an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting the same transaction. The authority of Blairlogie to cause the Fund to pay any such greater commission is subject to such policies as the Trustees may adopt from time to time.

     During the fiscal year ended June 30, 1998, the Fund did not pay any brokerage commissions to any broker then affiliated with the Adviser or Blairlogie.

OWNERSHIP OF SHARES AND VOTING INFORMATION

     As of December 10, 1998, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of shares of the Fund and of the Trust as a whole. As of December 10, 1998, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

                                               SHARES           PERCENTAGE OF
                                               BENEFICIALLY     OUTSTANDING
                                               OWNED            SHARES OWNED
                                               -----            ------------
INSTITUTIONAL
90/10 Portfolio                                29,721.816          50.77%*
PIMCO Funds Asset Allocation Series
800 Newport Center Drive
Newport Beach, California 92660

60/40 Portfolio                                22,096.554          37.74%*
PIMCO Funds Asset Allocation Series
800 Newport Center Drive
Newport Beach, California 92660

30/70 Portfolio                                 6,728.486          11.49%
PIMCO Funds Asset Allocation Series
800 Newport Center Drive
Newport Beach, California 92660

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc.**     86,347.021          12.98%
Attn:  Book Entry Department
4800 Deer Lake Drive E., FL 3
Jacksonville, Florida 32246-6484

Donald W. Peitz TR                             33,761.891           5.05%
Export Corporation
Profit Sharing Plan
FBO Plan Participants
6060 Whitmore Lake Road
Brighton, MI  48116-1941

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc.**    133,645.652          19.50%
Attn:  Book Entry Department

4800 Deer Lake Drive E., FL 3
Jacksonville, Florida 32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**      1,224,716.111      13.68%
Attn:  Book Entry Department
4800 Deer Lake Drive E., FL 3
Jacksonville, Florida 32246-6484

* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act.

** Shares are believed to be held only as nominee.

CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

     The following persons are both officers or Trustees of the Trust and officers or directors of the Adviser: William D. Cvengros, Stephen J. Treadway, Newton B. Schott, Jr. and Richard M. Weil.

     No persons act as both officers or Trustees of the Trust and officers and directors of Blairlogie.

FUND ADMINISTRATOR

     The Adviser also serves as administrator for the Fund pursuant to an Administration Agreement between the Trust and the Adviser.

PRINCIPAL UNDERWRITER

     PIMCO Funds Distributors LLC, whose address is 2187 Atlantic Street, Stamford, Connecticut 06902, is the principal underwriter for the Fund.

OTHER MATTERS

     The holders of 30% of the shares of the Fund outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Fund at the Meeting, although it is necessary for more than 50% of the shares of the Fund to be represented at the Meeting in order for either Proposal 1 or Proposal 2 to be approved. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of each Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming the presence of a quorum, abstentions have the effect of a negative vote on each Proposal.

     In the event that a quorum is not present for purposes of acting on a Proposal, or if sufficient votes in favor of a Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not then been adopted. They will vote against any such adjournment those proxies required to be voted against each Proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such Proposals.

     Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present are Proposals 1 and 2, mentioned in the Notice of Special Meeting.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

     The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

[DATE]


                           [INTENTIONALLY LEFT BLANK]

                                                                      APPENDIX A

                        PORTFOLIO MANAGEMENT AGREEMENT

                           PIMCO INTERNATIONAL FUND



     AGREEMENT made this __ day of ________, 1998 between PIMCO Advisors L.P. ("Adviser"), a limited partnership, and Blairlogie Capital Management (the "Portfolio Manager"), a partnership.

     WHEREAS, PIMCO Funds: Multi-Manager Series (the "Trust") is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust is authorized to issue shares of beneficial interest ("Shares") in separate series, with each such series representing interests in a separate portfolio; and

     WHEREAS, the Trust has established multiple series, including operational series or series that are expected to be operational that are designated as the PIMCO International Fund, PIMCO Capital Appreciation Fund, PIMCO Mid-Cap Growth Fund, PIMCO Small-Cap Growth Fund, PIMCO Micro-Cap Growth Fund, PIMCO Renaissance Fund, PIMCO Core Equity Fund, PIMCO Growth Fund, PIMCO Mid-Cap Equity Fund, PIMCO Target Fund, PIMCO Opportunity Fund, PIMCO Innovation Fund, PIMCO Equity Income Fund, PIMCO Value Fund, PIMCO Small-Cap Value Fund, PIMCO Enhanced Equity Fund, PIMCO Structured Emerging Markets Fund, PIMCO Balanced Fund, PIMCO Tax-Efficient Equity Fund, PIMCO Valve 25 Fund, PIMCO International Growth Fund, PIMCO Tax-Efficient Structured Emerging Markets Fund, and PIMCO Precious Metals Fund, such series together with any other series subsequently established by the Trust, with respect to which the Trust desires to retain the Portfolio Manager to render investment advisory services hereunder, and with respect to which the Portfolio Manager is willing to do so, being herein collectively referred to also as the "Funds"; and

     WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"); and

     WHEREAS, the Trust has retained the Adviser to render management services to the Fund (as defined below) pursuant to an Investment Advisory Agreement dated as of November 15, 1994, as from time to time amended, supplemented or modified hereof, and such Agreement authorizes the Adviser to engage Portfolio Managers to discharge the Adviser's responsibilities with respect to the management of the Funds; and

     WHEREAS, the Adviser desires to retain the Portfolio Manager to furnish investment advisory services to one or more of the Funds of the Trust, and the Portfolio Manager is willing to furnish such services to such Funds and the Adviser in the manner and on the terms hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Adviser and the Portfolio Manager as follows:

1.   Appointment.  The Adviser hereby appoints Blairlogie Capital Management to
     -----------
     act as Portfolio Manager to the PIMCO International Fund (the "Fund") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     In the event the Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more series other than the Fund, the Adviser shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Adviser in writing, whereupon such series shall become a Fund hereunder, and be subject to this Agreement.

2.   Portfolio Management Duties.  Subject to the supervision of the Trust's
     ---------------------------
     Board of Trustees and the Adviser, the Portfolio Manager will provide a continuous investment program for the Fund and determine the composition of the assets of the Fund, including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Fund. The Portfolio Manager will provide investment research and analysis, which may consist of computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Fund's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Fund. To the extent permitted by the investment policies of the Fund, the Portfolio Manager shall make decisions for the Fund as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Fund. The Portfolio Manager will provide the services under this Agreement in accordance with the Fund's investment objective or objectives, investment policies, and investment restrictions as stated in the Trust's Registration Statement filed on Form N-1A with the SEC, as supplemented or amended from time to time, copies of which shall be sent to the Portfolio Manager by the Adviser. In performing these duties, the Portfolio Manager:

     a. Shall conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust's Board of Trustees, and with the provisions of the Trust's Registration Statement filed on Form N-1A, as supplemented or amended from time to time.

     b. Shall use reasonable efforts to manage the Fund so that it qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code.

     c.   Is responsible, in connection with its responsibilities under this
          Section 2, for decisions to buy and sell securities and other investments for the Fund, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Portfolio Manager's primary consideration in effecting a security or other transaction will be to obtain the best execution for the Fund, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Trust, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's overall responsibilities with respect to the Fund and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-(T) thereunder, and subject to any other applicable laws and regulations, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Fund to the Portfolio Manager if it is registered as a broker or dealer with the SEC, to its affiliate that is registered as a broker or dealer with the SEC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Fund or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Adviser and Board of Trustees of the Trust, indicating the brokers or dealers to which such allocations have been made and the basis therefor.

     d. May, on occasions when the purchase or sale of a security is deemed to be in the best interest of the Fund as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients.

     e. Will, in connection with the purchase and sale of securities for each Fund, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Fund, and, with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian.

     f. Will assist the custodian and recordkeeping agent(s) for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any portfolio securities or other assets of the Fund for which the custodian and recordkeeping agent(s) seek assistance from the Portfolio Manager or identify for review by the Portfolio Manager.

     g. Will make available to the Trust and Adviser, promptly upon request, the Fund's investment records and ledgers as are necessary to assist the Trust to comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

     h. Will regularly report to the Trust's Board of Trustees on the investment program for the Fund and the issuers and securities represented in the Fund's portfolio, and will furnish the Trust's Board of Trustees with respect to the Fund such periodic and special reports as the Trustees may reasonably request.

     i. Shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager has not, to the best of the Portfolio Manager's knowledge:

          i. been convicted, in the last ten (10) years, of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

          ii. been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

3.   Disclosure about Portfolio Manager.  The Portfolio Manager has reviewed the
     ----------------------------------
     Registration Statement for the Trust filed with the SEC and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered.
     The Adviser has received a current copy of the Portfolio Manager's Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC. The Portfolio Manager agrees to provide the Adviser with current copies of the Portfolio Manager's Form ADV, and any supplements or amendments thereto, as filed with the SEC.

4.   Expenses.  During the term of this Agreement, the Portfolio Manager will
     --------
     pay all expenses incurred by it and its staff and for their activities in connection with its services under this Agreement. The Portfolio Manager shall not be responsible for any of the following:

     a.   Expenses of all audits by the Trust's independent public accountants;

     b. Expenses of the Trust's transfer agent(s), registrar, dividend disbursing agent(s), and shareholder recordkeeping services;

     c. Expenses of the Trust's custodial services, including recordkeeping services provided by the custodian;

     d. Expenses of obtaining quotations for calculating the value of the Fund's net assets;

     e.   Expenses of obtaining Portfolio Activity Reports for each Fund;

     f.   Expenses of maintaining the Trust's tax records;

     g. Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of Adviser, its subsidiaries or affiliates, or any Portfolio Manager of the Trust;

     h.   Taxes, if any, levied against the Trust or any of its Funds;

     i. Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Fund;

     j.   Costs, including the interest expenses, of borrowing money;

     k. Costs and/or fees incident to meetings of the Trust's shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the registration of shares with federal and state securities or insurance authorities;

     l. The Trust's legal fees, including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

     m.   Costs of printing stock certificates representing shares of the Trust;

     n. Trustees' fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

     o. The Trust's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

     p.   Association membership dues;

     q. Extraordinary expenses of the Trust as may arise, including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

     r. Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

5.   Compensation.  For the services provided, the Adviser will pay the
     ------------
     Portfolio Manager a fee accrued and computed daily and payable monthly, based on the average daily net assets of the Fund at the annual rate of .40% of the average daily net assets of the Fund.

6.   Seed Money.  The Adviser agrees that the Portfolio Manager shall not be
     ----------
     responsible for providing money for the initial capitalization of the Trust or the Fund.

7.   Compliance.
     ----------

     a. The Portfolio Manager agrees that it shall immediately notify the Adviser and the Trust in the event (i) that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio Manager further agrees to notify the Adviser and the Trust immediately of any material fact known to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

     b. The Adviser agrees that it shall immediately notify the Portfolio Manager in the event (i) that the SEC has censured the Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that a Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8.   Independent Contractor.  The Portfolio Manager shall for all purposes
     ----------------------
     herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Adviser from time to time, have no authority to act for or represent the Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless expressly provided herein or authorized from time to time by the Trust, the Portfolio Manager shall have no authority to act for or represent the Trust in any way or otherwise be deemed the Trust's agent.

9.   Books and Records.  In compliance with the requirements of Rule 31a-3 under
     -----------------
     the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Adviser's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

10.  Cooperation.  Each party to this Agreement agrees to cooperate with each
     -----------
     other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.

11.  Services Not Exclusive.  It is understood that the services of the
     ----------------------
     Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities.

12.  Liability.  Except as provided in Section 13 and as may otherwise be
     ---------
     required by the 1940 Act or the rules thereunder or other applicable law, the Adviser agrees that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of
     Section 15 of the Securities Act of 1933 (the "1933 Act") controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.

13.  Indemnification.  The Portfolio Manager agrees to indemnify and hold
     ---------------
     harmless the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Adviser and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Adviser (collectively, "Blairlogie Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities to the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager (other than a Blairlogie Indemnified Person), or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Trust, or any affiliated person of the Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than a Blairlogie Indemnified Person); provided, however, that in no case is the Portfolio Manager's indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

     The Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Portfolio Manager and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Portfolio Manager (collectively, "Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which the Portfolio Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser's responsibilities as adviser of the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Adviser, any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser (other than an Adviser Indemnified Person) or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Adviser or any affiliated person of the Adviser by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than an Adviser Indemnified Person); provided however, that in no case is the indemnity of the Adviser in favor of the Portfolio Manager, or any affiliated person or controlling person of the Portfolio Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

14.  Duration and Termination.  This Agreement shall take effect as of the date
     ------------------------
     hereof. This Agreement shall remain in effect for two years from such date and continue thereafter on an annual basis with respect to the Fund; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the Board of Trustees of the Trust, or (b) by the vote of a majority of the outstanding voting shares of the Fund, and provided that continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or "interested persons" (as such term is defined in the 1940 Act) of the Trust, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended without a majority vote of the outstanding shares (as defined in the 1940 Act) of the Fund. This Agreement may be terminated:

     a. by the Trust at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, by vote of (1) a majority of the Trustees of the Trust; (2) a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as such term is defined in the

          1940 Act) of the Trust, the Adviser or the Portfolio Manager; or (3) a majority of the outstanding voting shares of the Trust or, with respect to the Fund, by vote of a majority of the outstanding voting shares of the Fund, on 60 days' written notice to the Portfolio Manager;

     b. by the Portfolio Manger at any time, without the payment of any penalty, upon 60 days' written notice to the Trust; or

     c. by the Adviser at any time, without the payment of any penalty, upon 60 days' written notice to the Portfolio Manager.

     However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a particular Fund shall be effective to continue this Agreement with respect to such Fund notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund or (b) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. This Agreement will terminate automatically with respect to the services provided by the Portfolio Manager in event of its assignment, as that term is defined in the 1940 Act, by the Portfolio Manager.

15.  Agreement and Declaration of Trust.  A copy of the Second Amended and
     ----------------------------------
     Restated Agreement and Declaration of Trust for the Trust is on file with the Secretary of the Commonwealth of Massachusetts. The Second Amended and Restated Agreement and Declaration of Trust has been executed on behalf of the Trust by a Trustee of the Trust in his capacity as Trustee of the Trust and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Trust and shall not be binding upon any Trustee, officer, or shareholder of the Trust individually.

16.  Miscellaneous.
     -------------

     a. This Agreement shall be governed by the laws of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or rules or orders of the SEC thereunder.

     b. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     c. If the provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

     d. The parties hereto acknowledge and agree that the Trust is an express third party beneficiary to this Agreement.

     e. With respect to any actions brought by the Adviser or the Trust against the Portfolio Manager, the Portfolio Manager: (i) consents to the subject matter and in personam jurisdiction and venue in the United States District Court for the Central District of California;
          (ii) waives the right to contest the subject matter and in personam jurisdiction and venue in the United States District Court for the Central District of California on any ground; and (iii) agrees that service of process upon it can be made either in person or by certified or registered mail, return receipt requested, to the Adviser at 800 Newport Center Drive, Newport Beach, California 92660, or any other address designated by the Adviser as the address to which notices pursuant to this Agreement should be sent. The Portfolio Manager agrees that service to such address shall be deemed to constitute sufficient service of process under both the federal and state rules of civil procedure wherever the case is filed. In the event it is determined that the United States District Court for the Central District of California should lack subject matter jurisdiction for any reason, the Portfolio Manager consents to the subject matter and in personam jurisdiction and venue in a California State court of competent jurisdiction in Orange County.


           [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                           PIMCO ADVISORS L.P.



                                           By:
---------------------------                   ------------------------------
Attest:                                       Title:
Title:
                                           BLAIRLOGIE CAPITAL MANAGEMENT



                                           By:
---------------------------                   ------------------------------
Attest:                                       Title:
Title:

                      PIMCO FUNDS:  MULTI-MANAGER SERIES
                   PROXY SOLICITED BY THE BOARD OF TRUSTEES
        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 26, 1999


The undersigned hereby appoints Stephen J. Treadway, Timothy R. Clark and Newton
B. Schott, Jr., and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the PIMCO INTERNATIONAL FUND (the "Fund"), a series of PIMCO FUNDS: MULTI-MANAGER SERIES, on February 26, 1999 at 10:00 Eastern time, and any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                    -----------------------------------------------------------
                    Signature

                    -----------------------------------------------------------
                    Signature (if held jointly)

                    -----------------------------------------------------------
                    Date


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR Proposals 1 and 2.

                                                        For    Against  Abstain
                                                        ---    -------  -------
                                                        [_]      [_]      [_]
1.  To approve the Portfolio Management Agreement
    with respect to the Fund between PIMCO
    Advisors L.P. and Blairlogie Capital
    Management.

                                                        [_]      [_]      [_]
2.  To approve or disapprove a proposal whereby
    the Fund may enter into new or amended
    portfolio management agreements with
    sub-advisers without shareholder approval, as
    discussed in Part III of the Proxy Statement.


PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.